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                                                                   EXHIBIT 10.28

              FOURTH AMENDMENT TO STRATEGIC RELATIONSHIP AGREEMENT

     This Fourth Amendment to the Strategic Relationship Agreement dated as of January 29, 2001 (the "Agreement") by and between Hoover's, Inc. ("Hoover's") and The FORTUNE Group, a division of Time Inc. ("FORTUNE") and, for certain limited purposes, Warner Books Multimedia Corp. ("Warner Books"), as amended July 24, 2001, September 24, 2001, and February 25, 2002, modifies the Agreement as follows:

WHEREAS, Hoover's and Fortune desire to amend the payment schedule set forth in the second sentence of Section 5.1.2, as set forth in the Amendment to the Agreement dated September 24, 2001.

NOW, THEREFORE, such sentence shall be deleted in its entirety and replaced by the following:

"In addition to the above [*](1) commitment, Hoover's shall place through Insertion Orders a total of [*](2) worth of advertising in the FORTUNE Group Magazines and/or Web Advertising and/or in connection with sponsorship of FORTUNE conferences during the period between April 1, 2002 and December 31, 2003 at the discounted rates described in Section 5.2 and will adhere to the following minimum spending schedule:

     April 1, 2002 through June 30, 2002: no less than [*](3) of the [*](4).

     April 1, 2002 through December 31, 2002: no less than [*](5) of the [*](6).

     April 1, 2002 through March 31, 2003: no less than [*](7) of the [*](8)

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(1) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

(2) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

(3) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

(4) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

(5) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

(6) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

(7) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

(8) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

     HOOVER'S INC. - 5800 AIRPORT BLVD. - AUSTIN, TEXAS 78752 - 512-374-4500
- FAX: 512-374-4501 www.hoovers.com Nasdaq: HOOV

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     April 1, 2002 through December 31, 2003: the remainder, if any, of the
     [*] (9) due."

     Except as expressly herein modified, the Agreement dated as of January 29, 2001, as amended, is ratified, confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the Parties herein have caused this Fourth Amendment to be executed as of June _____, 2002.

HOOVER'S, INC.                                      THE FORTUNE GROUP,
                                                    a division of Time Inc.


------------------------                            -------------------------
Jeffrey R. Tarr                                     Christopher Poleway
Chairman & CEO                                      President


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(9) [*] Indicates that material has been omitted and confidential treatment requested. All such material has been filed separately with the Commission pursuant to Rule 406.

     HOOVER'S INC. - 5800 AIRPORT BLVD. - AUSTIN, TEXAS 78752 - 512-374-4500
- FAX: 512-374-4501 www.hoovers.com Nasdaq: HOOV